             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
                             SEPARATE ACCOUNT VA-K

This Prospectus provides important information about the ValuPlus Assurance Variable Immediate Annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or by First Allmerica Financial Life Insurance Company (in New York). The Contract is a single payment immediate combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information dated May 4, 2000 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Allmerica Investments, Inc. at 1-800-723-6550. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Contract offers a Variable Income Option and a Fixed Income Option. The Variable Income Option is supported by a legally segregated separate account of the Company called the Variable Account. The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of the following funds:

AIM VARIABLE INSURANCE FUNDS              FEDERATED INSURANCE SERIES
AIM V.I. Capital Appreciation Fund        Federated American Leaders Fund II
AIM V.I. Value Fund                       Federated High Income Bond Fund II
THE ALGER AMERICAN FUND                   Federated Prime Money Fund II
Alger American Growth Portfolio
Alger American Leveraged AllCap           FRANKLIN TEMPLETON VARIABLE
Portfolio                                 INSURANCE PRODUCTS
Alger American Small Capitalization       TRUST (CLASS 2)
Portfolio                                 Templeton Asset Strategy Fund
                                          Templeton International Securities
ALLMERICA INVESTMENT TRUST                Fund
AIT Money Market Fund                     MFS-REGISTERED TRADEMARK- VARIABLE
DREYFUS VARIABLE INVESTMENT FUND          INSURANCE TRUST-SM-
Dreyfus VIF Appreciation Portfolio        MFS-Registered Trademark- Growth
Dreyfus VIF Quality Bond Portfolio        With Income Series
                                          MFS-Registered Trademark- Utilities
THE DREYFUS SOCIALLY RESPONSIBLE          Series
GROWTH FUND, INC.
Dreyfus Socially Responsible Growth       OPPENHEIMER VARIABLE ACCOUNT FUNDS
Fund                                      Oppenheimer Main Street Growth &
                                          Income Fund/VA
EVERGREEN VARIABLE ANNUITY TRUST          Oppenheimer Small Cap Growth
Evergreen VA Equity Index Fund            Fund/VA
Evergreen VA Foundation Fund              Oppenheimer Strategic Bond Fund/VA
Evergreen VA Global Leaders Fund
Evergreen VA Small Cap Value Fund

The Company's General Account will support the Fixed Income Option.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 4, 2000

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF CONTRACT FEATURES................................        12
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE
 UNDERLYING INVESTMENT COMPANIES............................        16
INVESTMENT OBJECTIVES AND POLICIES..........................        18
PERFORMANCE INFORMATION.....................................        21
DESCRIPTION OF THE CONTRACT.................................        23
  A.   Single Purchase Payment..............................        23
  B.   Right to Cancel......................................        23
  C.   Electing the Annuity Income Date.....................        24
  D.   Choosing an Income Option............................        24
  E.   Description of Annuity Benefit Options...............        25
  F.   Variable Annuity Payments............................        26
        Net Investment Factor...............................        26
        The Annuity Unit and Annuity Unit Value.............        26
        Determination of First Annuity Payment..............        26
        Determination of the Number of Annuity Units........        26
        Dollar Amount of First Variable Annuity Payment.....        27
        Dollar Amount of Subsequent Variable Annuity
        Payments............................................        27
        Payment of Annuity Payments.........................        27
  G.   Transfers of Annuity Units...........................        27
        Automatic Account Rebalancing.......................        28
  H.   Withdrawals..........................................        28
        Calculation of Proportionate Reduction..............        29
        Calculation of Present Value........................        30
  I.   Death Benefit........................................        31
        Death of an Owner or an Annuitant Before the Annuity
        Income Date.........................................        31
        Payment of the Death Benefit........................        31
        The Spouse of the Deceased Owner as Beneficiary.....        31
        Death of the Owner or the Annuitant After the
        Annuity Income Date.................................        31
  J.   General Restrictions on Payments.....................        32
  K.   Telephone Authorization..............................        32
  L.   Assignment...........................................        32
  M.  NORRIS Decision.......................................        32
CHARGES AND DEDUCTIONS......................................        33
  A.   Variable Account Deductions..........................        33
        Mortality and Expense Risk Charge...................        33
        Administrative Expense Charge.......................        33
        Expenses of the Underlying Funds....................        33
  B.   Premium Taxes........................................        33
  C.   Transfer Charge......................................        34
  D.   Withdrawal Adjustment Charge.........................        34
FEDERAL TAX CONSIDERATIONS..................................        35
  A.   Annuity Contracts in General.........................        35
  B.   Tax on Annuity Payments..............................        35
  C.   Tax on Withdrawals...................................        35
        Withdrawals Before the Annuity Income Date..........        35
        Withdrawals After the Annuity Income Date...........        36
  D.   Exchanges............................................        36
  E.   Tax Withholding......................................        36
  F.   Diversification and Control of Underlying Assets.....        37

STATEMENTS AND REPORTS......................................        37
LOANS.......................................................        37
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        37
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        38
VOTING RIGHTS...............................................        38
DISTRIBUTION................................................        38
LEGAL MATTERS...............................................        39
FURTHER INFORMATION.........................................        39
APPENDIX A -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND
 PAYMENT WITHDRAWALS........................................       A-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         4
SERVICES....................................................         4
UNDERWRITERS................................................         4
ANNUITY PAYMENTS............................................         5
PERFORMANCE INFORMATION.....................................         6
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ANNUITANT: the person who must be alive for annuity payments to be made (unless payments are guaranteed). Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants. In contrast, the person to whom annuity payments are made is the Owner (or a person requested by the Owner). The Annuitant and the Owner may be the same individual.

ANNUITY INCOME DATE: the date annuity payments begin. The Annuity Income Date must be within twelve months of the Contract's Issue Date.

ANNUITY UNIT: a measure used to calculate annuity payments under a Variable Income Option.

ASSUMED INVESTMENT RETURN (AIR): used to calculate the initial variable annuity payment and to determine how the payment will change over time in response to the investment performance of the selected Sub-Accounts.

BENEFICIARY: the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date.

CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that the dollar value of an annuity payment under a Variable Income Option will change due to investment performance.

COMPANY (WE, US OR OUR): Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or First Allmerica Financial Life Insurance Company (in New York).

CONTRACT VALUE: the Present Value of all future and/or remaining annuity payments. (See the section entitled "Present Value Determination.")

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

DATE OF FIRST CHANGE: the date on which your variable annuity payment will change in value for the first time.

FIXED INCOME OPTION: an income option with annuity payments that are fixed in amount (unless a withdrawal is taken or as a result of the death of the first Joint Annuitant).

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and anniversaries.

NET PAYMENT: the Single Purchase Payment less any premium tax.

OWNER (YOU OR YOUR): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to You and Your shall include Joint Owners.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding investment portfolio of AIM Variable Insurance Funds, The Alger American Fund, Allmerica Investment Trust, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Evergreen Variable Annuity Trust, Federated Insurance Series, Franklin

Templeton Variable Insurance Products Trust, MFS-Registered Trademark- Variable Insurance Trust-SM-, or the Oppenheimer Variable Account Funds.

UNDERLYING FUND (FUNDS): an investment portfolio of AIM Variable Insurance Funds, The Alger American Fund, Allmerica Investment Trust, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Evergreen Variable Annuity Trust, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, MFS-Registered Trademark- Variable Insurance Trust-SM-, or the Oppenheimer Variable Account Funds.

VALUATION DATE: a day on which the net asset value of the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD: a period used in measuring the investment experience of a Sub-Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT: one of our separate accounts, which we call Separate Account VA-K, consisting of assets segregated from our other assets. The investment performance of the assets of each of our separate accounts (and, under the Contract, each Sub-Account) is determined separately from our other assets and the assets are not chargeable with liabilities arising out of any other business which we may conduct.

VARIABLE INCOME OPTION: an income option providing for annuity payments varying in amount in accordance with the investment experience of the Underlying Funds selected.

VARIABLE INCOME OPTION RATE: the factor applied to the portion of the Net Payment allocated to the Variable Income Option and used to determine the number of Annuity Units in each annuity payment. The factor takes into account the Issue Date, the Annuity Income Date, annuity benefit option, the Assumed Investment Return, the Change Frequency and Date of First Change.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the ValuPlus Assurance Variable Immediate Annuity Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, including (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. Contract charges including the annual Sub-Account expenses are specified under the terms of the Contract. Annual Fund expenses are not fixed or specified under the terms of the Contract and will vary from year to year. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

                                                                CHARGE
(1) CONTRACT CHARGES:                                           ------
TRANSFER CHARGE:                                                 None
  We currently do not charge for processing transfers and
  guarantee that the first 12 transfers in a Contract year
  will not be subject to a transfer charge. For each
  subsequent transfer, we reserve the right to assess a
  charge, guaranteed never to exceed $25, to reimburse us
  for the costs of processing the transfer.

WITHDRAWAL ADJUSTMENT CHARGE:
  After the Issue Date, you may request withdrawals, which will result in a calculation by the Company of the Present
  Value of future annuity payments. For withdrawals taken within 5 years from the Issue Date, the Assumed Investment
  Return ("AIR") you have chosen (in the case of a Variable
  Income Option) or the interest rate (in the case of a Fixed Income Option) used to determine the Present Value is increased by a Withdrawal Adjustment Charge in the following manner:

ADJUSTMENT TO AIR OR INTEREST RATE:
    If 15 or more years of annuity payments are being           1.00%
    valued, the increase is                                     1.50%
    If 10-14 years of annuity payments are being valued, the    2.00%
    increase is
    If less than 10 years of annuity payments are being
    valued, the increase is
  The increase to the AIR or interest rate used to determine the Present Value results in a greater proportionate
  reduction in the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income
  option), than if the increase had not been made. Because
  each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity
  Unit, the reduction in the number of Annuity Units will
  result in lower future variable annuity payments. See "H.
  Withdrawals" under DESCRIPTION OF THE CONTRACT for
  additional information.

(2) ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as percentage of average daily net
  assets)
  Mortality and Expense Risk Charge:                            1.25%
  Administrative Expense Charge:                                0.20%
                                                                ------
  Total Annual Expenses:                                        1.45%

(3) ANNUAL UNDERLYING FUND EXPENSES: In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average daily net assets for the year ended December 31, 1999, as adjusted for material changes. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                       MANAGEMENT FEE                 OTHER EXPENSES     TOTAL FUND EXPENSES
                                         (AFTER ANY        12-b-1    (AFTER APPLICABLE     (AFTER WAIVERS/
UNDERLYING FUND                      VOLUNTARY WAIVERS)     FEES      REIMBURSEMENTS)      REIMBURSEMENTS)
---------------                      ------------------   --------   -----------------   -------------------
AIM V.I. Capital Appreciation
 Fund..............................         0.62%          0.00%          0.11%                0.73%
AIM V.I. Value Fund................         0.61%          0.00%          0.15%                0.76%
Alger American Growth Portfolio....         0.75%          0.00%          0.04%                0.79%
Alger American Leveraged AllCap
 Portfolio (4).....................         0.85%          0.00%          0.08%(4)             0.93%
Alger American Small Capitalization
 Portfolio.........................         0.85%          0.00%          0.05%                0.90%
AIT Money Market Fund(6)                    0.24%          0.00%          0.05%                0.29%(6)
Dreyfus VIF Appreciation
 Portfolio.........................         0.75%          0.00%          0.03%                0.78%
Dreyfus VIF Quality Bond
 Portfolio.........................         0.65%          0.00%          0.09%                0.74%
Dreyfus Socially Responsible Growth
 Fund..............................         0.75%          0.00%          0.04%                0.79%
Evergreen VA Equity Index Fund
 (1)(2)............................         0.00%          0.00%          0.30%                0.30%
Evergreen VA Foundation Fund(1)....         0.83%          0.00%          0.12%                0.95%
Evergreen VA Global Leaders
 Fund(1)...........................         0.68%          0.00%          0.32%                1.00%
Evergreen VA Small Cap Value
 Fund(1)...........................         0.51%          0.00%          0.49%                1.00%
Federated American Leaders Fund
 II................................         0.75%          0.00%          0.13%                0.88%
Federated High Income Bond Fund
 II................................         0.60%          0.00%          0.19%                0.79%
Federated Prime Money Fund II......         0.50%          0.00%          0.23%                0.73%
Templeton Asset Strategy Fund -
 Class 2...........................         0.60%          0.25%(7)       0.18%                1.03%
Templeton International Securities
 Fund - Class 2....................         0.69%          0.25%(7)       0.19%                1.13%
MFS-Registered Trademark- Growth
 With Income Series(3).............         0.75%          0.00%          0.13%(3)             0.88%(3)
MFS-Registered Trademark- Utilities
 Series(3).........................         0.75%          0.00%          0.16%(3)             0.91%(3)
Oppenheimer Main Street Growth &
 Income Fund/VA....................         0.73%          0.00%          0.05%                0.78%
Oppenheimer Small Cap Growth
 Fund/VA(5)........................         0.75%          0.00%          0.59%(5)             1.34%
Oppenheimer Strategic Bond
 Fund/VA...........................         0.74%          0.00%          0.04%                0.78%

(1)Evergreen Investment Management has voluntarily agreed to limit aggregate operating expenses (including investment advisory fees, but excluding interest, brokerage commissions and extraordinary expenses) of the Evergreen VA Equity Index Fund to 0.30% of average daily net assets. Without the voluntarily limit, total expenses of the Evergreen VA Equity Index Fund for 1999 are estimated to be 0.62% of average daily assets. Evergreen Asset Management Corp. has voluntarily agreed to limit aggregate operating expenses (including investment advisory fees, but excluding interest, brokerage commissions and extraordinary expenses) of the Evergreen VA Foundation Fund, Evergreen Global Leaders Fund, and Evergreen VA Small Cap Value Fund to 1.00% of average daily net assets. Without these voluntary limitations, total expenses of the Funds during 1999, as a percentage of average daily net assets, would have been 1.20% for Evergreen Global Leaders Fund, and 1.37% for Evergreen VA Small Cap Value Fund. The total operating expenses of the Evergreen VA Foundation Fund did not exceed the expense limitation throughout 1999.

(2)The inception date of the Evergreen VA Equity Index Portfolio is 9/29/99. Expenses have been estimated based upon current fund contracts.

(3)MFS-Registered Trademark- Growth With Income Series and
MFS-Registered Trademark- Utilities Series have an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken account, "Net Expenses" would be lower for certain series and would equal: 0.87% for Growth With Income Series, and 0.90% for Utilities Series.

(4)Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.01% of interest expense.

(5)Reflects an agreement by the investment advisor to voluntarily limit aggregate other expenses to 0.49% of average daily net assets of the Oppenheimer Small Cap Growth Fund/VA.

(6)Until further notice Allmerica Financial Investment Management
Services, Inc. has declared a voluntary expense cap of 0.60% of average net assets for the AIT Money Market Fund. The total operating expenses of the AIT Money Market Fund did not exceed the expense limitation throughout 1999.

(7)The fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

Absent the voluntary limit on aggregate operating expenses, the actual Management Fees, Other Expenses and Total Operating Expenses were as follows:

                                                 MANAGEMENT    12-b-1     OTHER     TOTAL OPERATING
UNDERLYING FUND                                     FEES        FEES     EXPENSES      EXPENSES
---------------                                  ----------   --------   --------   ---------------
AIM V.I. Capital Appreciation Fund.............    0.62%       0.00%      0.11%          0.73%
AIM V.I. Value Fund............................    0.61%       0.00%      0.15%          0.76%
Alger American Growth Portfolio................    0.75%       0.00%      0.04%          0.79%
Alger American Leveraged AllCap Portfolio(2)...    0.85%       0.00%      0.08%(2)       0.93%
Alger American Small Capitalization
 Portfolio.....................................    0.85%       0.00%      0.05%          0.90%
AIT Money Market Fund..........................    0.24%       0.00%      0.05%          0.29%
Dreyfus VIF Appreciation Portfolio.............    0.75%       0.00%      0.03%          0.78%
Dreyfus VIF Quality Bond Portfolio.............    0.65%       0.00%      0.09%          0.74%
Dreyfus Socially Responsible Growth Fund.......    0.75%       0.00%      0.04%          0.79%
Evergreen VA Equity Index Fund(1)..............    0.32%       0.00%      0.30%          0.62%(1)
Evergreen VA Foundation Fund...................    0.75%       0.00%      0.20%          0.95%
Evergreen VA Global Leaders Fund...............    0.87%       0.00%      0.33%          1.20%
Evergreen VA Small Cap Value Fund..............    0.87%       0.00%      0.50%          1.37%
Federated American Leaders Fund II.............    0.75%       0.00%      0.13%          0.88%
Federated High Income Bond Fund II.............    0.60%       0.00%      0.19%          0.79%
Federated Prime Money Fund II..................    0.50%       0.00%      0.23%          0.73%
Templeton Asset Strategy Fund - Class 2........    0.60%       0.25%(4)   0.18%          1.03%(6)
Templeton International Securities Fund -
 Class 2.......................................    0.69%       0.25%(4)   0.19%          1.13%(5)
MFS-Registered Trademark- Growth With Income
 Series(3).....................................    0.75%       0.00%      0.13%(3)       0.88%(3)
MFS-Registered Trademark- Utilities
 Series(3).....................................    0.75%       0.00%      0.16%(3)       0.91%(3)
Oppenheimer Main Street Growth & Income
 Fund/VA.......................................    0.73%       0.00%      0.05%          0.78%
Oppenheimer Small Cap Growth Fund/VA...........    0.75%       0.00%      1.08%          1.83%
Oppenheimer Strategic Bond Fund/VA.............    0.74%       0.00%      0.04%          0.78%

(1)The inception date of the Evergreen VA Equity Index Portfolio is 9/29/99. Expenses have been estimated based upon current fund contracts.

(2)Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.01% of interest expense.

(3)Each series has an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken account, "Net Expenses" would be lower for certain series and would equal: 0.87% for Growth With Income Series, and 0.90% for Utilities Series.

(4)The fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

(5)On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as:
Management Fees 0.65%, 12b-1 Fees 0.25%, Other Expenses 0.20%, and Total Fund Expenses 1.10%.

(6)On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as:
Management Fees 0.60%, 12b-1 Fees 0.25%, Other Expenses 0.14%, and Total Fund Expenses 0.99%.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

Expense limitations described above may not include extraordinary expenses, such as litigation.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets and assumes that the Underlying Fund expenses listed above remain the same in each of the 1, 3, 5 and 10-year intervals. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND IS NOT A REPRESENTATION OF PAST OR FUTURE RETURNS.

Table (1) If you do not surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10-year period certain option, a 3% AIR and a 5% annual return on assets:

FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund.........................    $22        $61        $ 93       $133
AIM V.I. Value Fund........................................    $22        $62        $ 94       $135
Alger American Growth Portfolio............................    $22        $62        $ 95       $137
Alger American Leveraged AllCap Portfolio..................    $24        $66        $101       $145
Alger American Small Capitalization Portfolio..............    $23        $65        $100       $143
AIT Money Market Fund......................................    $17        $48        $ 74       $106
Dreyfus VIF Appreciation Portfolio.........................    $22        $62        $ 95       $136
Dreyfus VIF Quality Bond Portfolio.........................    $22        $61        $ 93       $134
Dreyfus Socially Responsible Growth Fund...................    $22        $62        $ 95       $137
Evergreen VA Equity Index Fund.............................    $17        $49        $ 74       $107
Evergreen VA Foundation Fund...............................    $24        $67        $102       $146
Evergreen VA Global Leaders Fund...........................    $24        $68        $104       $149
Evergreen VA Small Cap Value Fund..........................    $24        $68        $104       $149
Federated American Leaders Fund II.........................    $23        $65        $ 99       $142
Federated High Income Bond Fund II.........................    $22        $62        $ 95       $137
Federated Prime Money Fund II..............................    $22        $61        $ 93       $133
Templeton Asset Strategy Fund..............................    $25        $69        $105       $151
Templeton International Securities Fund....................    $26        $72        $109       $157
MFS-Registered Trademark- Growth With Income Series........    $23        $65        $ 99       $142
MFS-Registered Trademark- Utilities Series.................    $24        $66        $100       $144
Oppenheimer Main Street Growth & Income Fund/VA............    $22        $62        $ 95       $136
Oppenheimer Small Cap Growth Fund/VA.......................    $28        $78        $118       $170
Oppenheimer Strategic Bond Fund/VA.........................    $22        $62        $ 95       $136

Table (2) If you surrender* your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10 year period certain option, a 3% AIR, and a 5% net annual return on assets:

FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund.........................    $ 94       $108       $119       $133
AIM V.I. Value Fund........................................    $ 94       $109       $120       $135
Alger American Growth Portfolio............................    $ 94       $110       $121       $137
Alger American Leveraged AllCap Portfolio..................    $ 96       $114       $127       $145
Alger American Small Capitalization Portfolio..............    $ 96       $113       $126       $143
AIT Money Market Fund......................................    $ 89       $ 96       $100       $106
Dreyfus VIF Appreciation Portfolio                             $ 94       $110       $121       $136
Dreyfus VIF Quality Bond Portfolio.........................    $ 94       $109       $119       $134
Dreyfus Socially Responsible Growth Fund...................    $ 94       $110       $121       $137
Evergreen VA Equity Index Fund.............................    $ 90       $ 96       $101       $107
Evergreen VA Foundation Fund...............................    $ 96       $114       $128       $146
Evergreen VA Global Leaders Fund...........................    $ 97       $116       $130       $149
Evergreen VA Small Cap Value Fund..........................    $ 97       $116       $130       $149
Federated American Leaders Fund II.........................    $ 95       $112       $125       $142
Federated High Income Bond Fund II.........................    $ 94       $110       $121       $137
Federated Prime Money Fund II..............................    $ 94       $108       $119       $133
Templeton Asset Strategy Fund..............................    $ 97       $117       $132       $151
Templeton International Securities Fund....................    $ 98       $119       $136       $157
MFS-Registered Trademark- Growth With Income Series........    $ 95       $113       $125       $142
MFS-Registered Trademark- Utilities Series.................    $ 96       $113       $127       $144
Oppenheimer Main Street Growth & Income Fund/VA............    $ 94       $110       $121       $136
Oppenheimer Small Cap Growth Fund/VA.......................    $100       $125       $145       $170
Oppenheimer Strategic Bond Fund/VA.........................    $ 94       $110       $121       $136

*A surrender is only available if the Payment for a Certain Number of Years option is elected.

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE VALUPLUS ASSURANCE VARIABLE IMMEDIATE ANNUITY?

The ValuPlus Assurance Variable Immediate Annuity contract ("Contract") is an insurance contract designed to provide you, the Owner, with monthly annuity income during the lifetime of the Annuitant or Joint Annuitants, or for a period of years. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - A menu of investment options that you can customize to support your annuity payments;

    - Underlying Funds managed by experienced professional investment advisers;

    - Income that you can receive for life;

    - Access to your money through withdrawals; and

    - The ability to tailor your income stream by choosing from multiple annuity benefit options and selecting the first date the amount of your payments will change.

You may allocate your Net Payment to the Fixed Income Option or the Variable Income Option, or a combination of both. If you select the Variable Income Option, you may allocate your money to the Sub-Accounts investing in the Underlying Funds. You select the investment allocation most appropriate for your income needs. As those needs change, you may also change your allocation without incurring any tax consequences.

WHAT CHOICES DO I MAKE WHEN I PURCHASE THE CONTRACT?

At the time you apply for the Contract, you choose:

    - the Annuitant(s) and the Beneficiary(ies);

    - the date annuity payments begin, which must be within twelve months of the Contract's Issue Date;

    - the annuity benefit option;

    - whether you want variable annuity payments based on the investment performance of the Underlying Funds (the Variable Income Option), fixed annuity payments with payment amounts guaranteed by the Company (the Fixed Income Option), or a combination of fixed and variable annuity payments;

    - a Change Frequency, if you allocate any portion of the Net Payment to the Variable Income Option (and you may select the first date your annuity payment will change); and

    - one of the available Assumed Investment Returns ("AIR") if you allocate any portion of the Net Payment to the Variable Income Option.

On the Annuity Income Date, you, or the payee you designate, will begin to receive income based on one of the several annuity benefit options available under the Contract.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except New York) or First Allmerica Financial Life

Insurance Company (for contracts issued in New York). Each Contract has an Owner (or Joint Owners), an Annuitant (or Joint Annuitants) and one or more Beneficiaries.

The Annuitant is the person whose life is used to determine the duration of annuity payments involving a life contingency, unless payments are guaranteed for a certain number of years. The Beneficiary is the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date. If the contract has Joint Owners and one Owner dies, the surviving Joint Owner is the primary Beneficiary.

HOW MUCH CAN I INVEST?


You may make a single purchase payment to the Contract. This payment is currently subject to a $10,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.


WHAT ARE MY INVESTMENT CHOICES?

You may allocate the Net Payment to the Fixed Income Option, the Variable Income Option, or a combination of both. Once selected, the Income Option may not be changed. If you select the Variable Income Option, you can allocate the Net Payment among the Sub-Accounts investing in the Underlying Funds.

VARIABLE INCOME OPTION: You have a choice of Sub-Accounts investing in the following Underlying Funds:

AIM VARIABLE INSURANCE FUNDS              FEDERATED INSURANCE SERIES
AIM V.I. Capital Appreciation Fund        Federated American Leaders Fund II
AIM V.I. Value Fund                       Federated High Income Bond Fund II
THE ALGER AMERICAN FUND                   Federated Prime Money Fund II
Alger American Growth Portfolio           FRANKLIN TEMPLETON VARIABLE
Alger American Leveraged AllCap           INSURANCE PRODUCTS
Portfolio                                 TRUST (CLASS 2)
Alger American Small Capitalization       Templeton Asset Strategy Fund
Portfolio                                 Templeton International Securities
ALLMERICA INVESTMENT TRUST                Fund
AIT Money Market Fund                     MFS-REGISTERED TRADEMARK- VARIABLE
                                          INSURANCE TRUST-SM-
DREYFUS VARIABLE INVESTMENT FUND          MFS-Registered Trademark- Growth
Dreyfus VIF Appreciation Portfolio        With Income Series
Dreyfus VIF Quality Bond Portfolio        MFS-Registered Trademark- Utilities
THE DREYFUS SOCIALLY RESPONSIBLE          Series
GROWTH                                    OPPENHEIMER VARIABLE ACCOUNT FUNDS
FUND, INC.                                Oppenheimer Main Street Growth &
Dreyfus Socially Responsible Growth       Income Fund/VA
Fund                                      Oppenheimer Small Cap Growth
                                          Fund/VA
EVERGREEN VARIABLE ANNUITY TRUST          Oppenheimer Strategic Bond Fund/VA
Evergreen VA Equity Index Fund
Evergreen VA Foundation Fund
Evergreen VA Global Leaders Fund
Evergreen VA Small Cap Value Fund

FOR A MORE DETAILED DESCRIPTION OF THE UNDERLYING FUNDS, SEE INVESTMENT OBJECTIVES AND POLICIES.

FIXED INCOME OPTION: If you select the Fixed Income Option, your money will be supported by the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account.

CAN I MAKE TRANSFERS AMONG THE VARIABLE SUB-ACCOUNTS?

If you select the Variable Income Option, you may transfer among the Sub-Accounts investing in the Underlying Funds. You will incur no current taxes on transfers while your money remains in the Contract. See "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

WHAT IF I NEED TO MAKE A WITHDRAWAL?

You have the right to make withdrawals after the Annuity Income Date. The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option). Under a Life Annuity option, the Owner may make one Payment Withdrawal each calendar year. Under a Life Annuity with Payment for a Certain Number of Years or a Life Annuity with Cash Back option, the Owner may make one Payment Withdrawal and one Present Value Withdrawal in each calendar year. Under a Payment for a Certain Number of Years option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "H. Withdrawals" under DESCRIPTION OF THE CONTRACT.

WHAT HAPPENS UPON DEATH OF THE OWNER OR THE ANNUITANT?

Before the Annuity Income Date, if an Owner or an Annuitant dies, a death benefit will be paid.

After the Annuity Income Date, if an Owner or an Annuitant dies, we will continue to pay remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. See "I. Death Benefit" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

We will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Fund. The Funds will incur certain management fees and expenses that are described in "Expenses of the Underlying Funds" under "A. Variable Account Deductions" and in the Fund prospectuses accompanying this Prospectus. These charges vary among the Underlying Funds and may change from year to year. In addition, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under SUMMARY OF FEES AND EXPENSES.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

You may request a withdrawal after the Annuity Income Date. Any withdrawals will result in a calculation by the Company of the present value of future annuity payments. For withdrawals taken within 5 years from the Issue date, an adjustment is made to the Assumed Investment Return ("AIR") you have chosen (in the case of a Variable Income Option) and/or the interest rate (in the case of a Fixed Income Option) used to calculate the present value of the future annuity payments.

The adjustment to the AIR or the interest rate used to determine the Present Value results in lower future annuity payments than if the adjustment had not been made. See "H. Withdrawals" under DESCRIPTION OF THE CONTRACT for additional information.

For more information regarding the charges applied to your Contract, see CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ninety days of receipt, the Contract will be canceled. See the "Right to Examine" provision on the cover of your Contract. If you cancel the Contract within ninety days after you received it, you will receive a refund of the Contract Value on the date the Contract is returned to us, plus any premium tax deducted on the Issue Date. However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), and if you return the Contract within ten days after you have received it, you will receive a refund of the Single Purchase Payment less any annuity payments made and/or withdrawals taken. See "B. Right to Cancel" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may change the Beneficiary, unless you have designated a Beneficiary irrevocably;

    - You may change the person(s) you have designated to receive your annuity payments;

    - If you selected the Variable Income Option, you may make transfers among your current investments without any tax consequences;

    - You may make withdrawals; and

    - You may cancel the Contract within ninety days of delivery.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS
                    AND THE UNDERLYING INVESTMENT COMPANIES

THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1999, Allmerica Financial had over $17 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company that, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1999, First Allmerica and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both Allmerica Financial and First Allmerica are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of our Board of Directors on November 1, 1990. The Variable Account of First Allmerica was authorized by vote of our Board of Directors on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of our general business, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are our obligations. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

We reserve the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. We also offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

THE UNDERLYING INVESTMENT COMPANIES

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see SUMMARY OF FEES AND EXPENSES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

AIM VARIABLE INSURANCE FUNDS. AIM Variable Insurance Funds ("AVIF") was organized as a Maryland corporation on January 22, 1993 and changed to a Delaware business trust on May 1, 2000. The investment adviser for the AIM V.I. Value Fund and AIM V.I. Capital Appreciation Fund is A I M Advisors, Inc. (AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 120 investment company portfolios encompassing a broad range of investment objectives. AIM is located at 11 Greenway Plaza, Suite 100, Houston, TX 77046.

THE ALGER AMERICAN FUND. The Alger American Fund ("Alger") was established as a Massachusetts business trust on April 6, 1988. Fred Alger Management, Inc. is the investment manager of Alger. Fred Alger Management, Inc. is the investment adviser for the Alger American Growth, Alger American Leveraged AllCap, and Alger American Small Capitalization Portfolios. Fred Alger Management, Inc. is located at 1 World Trade Center, Suite 9333, New York, NY 10048.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust ("AIT") was established as a Massachusetts business trust on October 11, 1984. The investment adviser for AIT is Allmerica Financial Investment Management Services, Inc., which is a wholly-owned subsidiary of the Company. Allmerica Asset Management, Inc., an affiliate of the Company, is the subadviser for the Money Market Fund. Both are located at 440 Lincoln Street, Worcester, MA 01653.

DREYFUS VARIABLE INVESTMENT FUND. The Dreyfus Variable Investment Fund is a Massachusetts business trust that commenced operations August 31, 1990. The Dreyfus Corporation serves as the investment adviser to the Dreyfus investment portfolios. Dreyfus is located at 200 Park Avenue, New York, NY 10166.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. The Dreyfus Socially Responsible Growth Fund, Inc. (the "Dreyfus Socially Responsible Growth Fund") was incorporated under Maryland law on July 20, 1992, commenced operations on October 7, 1993 and is registered with the SEC as an open-end management investment company. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Socially Responsible Growth Fund and NCM Capital Management
Group, Inc. provides sub-investment advisory services. Dreyfus is located at 200 Park Avenue, New York, NY 10166.

EVERGREEN VARIABLE ANNUITY TRUST. The Evergreen Variable Annuity Trust (the "Evergreen Trust") is a Massachusetts business trust that is registered with the SEC as an open-end management investment company. Four of the fifteen Series of the Evergreen Trust are available under the Contracts. The investment adviser to the Evergreen VA Equity Index Fund is Evergreen Investment Management ("EIM"). EIM, also known as First Capital Group, is a division of First Union National Bank of North Carolina ("FUNB"), which in turn is a subsidiary of First Union Corporation. The investment adviser to the Evergreen VA Global Leaders Fund and Evergreen VA Small Cap Value Fund is Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of FUNB. Lieber & Company acts as sub-advisor to these and provides investment research, information, investment recommendation advice and assistance to EAMC, and is reimbursed by EAMC for the costs of providing such sub-advisory services. EAMC is also the investment adviser to the Evergreen VA Foundation Fund. Evergreen is located at 200 Berkeley Street, Boston,
MA 02116.

FEDERATED INSURANCE SERIES. Federated Insurance Series ("FIS") was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. FIS changed its name from Insurance Management Series to Federated Insurance
Series on November 14, 1995. The Fund's investment adviser is Federated Investment Management Company ("Federated"). Federated, formerly known as Federated Advisers, changed its name effective March 31, 1999. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh,
PA 15222.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $224 billion (as of December 31, 1999) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. Templeton Investment
Counsel, Inc. ("TICI") is adviser to both the Templeton Asset Strategy Fund and Templeton International Securities Fund. Templeton is located at 100 Fountain Parkway, St. Petersburg, Florida 33716.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
TRUST-SM-. MFS-Registered Trademark- Variable Insurance Trust (the "MFS Trust") is a Massachusetts business trust organized on February 1, 1994. The investment adviser for the MFS-Registered Trademark- Growth With Income Series and the MFS-Registered Trademark- Utilities Series is Massachusetts Financial Services Company ("MFS"), America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

OPPENHEIMER VARIABLE ACCOUNT FUNDS. Oppenheimer Variable Account Funds ("Oppenheimer") was organized as a Massachusetts business trust in 1984. The investment adviser for the Oppenheimer Main Street Growth & Income Fund/VA, Oppenheimer Small Cap Growth Fund/VA and Oppenheimer Strategic Bond Fund/VA is OppenheimerFunds, Inc. ("OppenheimerFunds"). OppenheimerFunds has operated as an investment adviser since 1959. Oppenheimer is located at 6803 S. Tucson Way, Englewood, Colorado 80112.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. CAPITAL APPRECIATION FUND -- seeks capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

THE ALGER AMERICAN FUND:

THE ALGER AMERICAN GROWTH PORTFOLIO -- seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.

Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

THE ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- seeks long-term appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P Small Cap 600 Index.

ALLMERICA INVESTMENT TRUST:

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

DREYFUS VARIABLE INVESTMENT FUND:

DREYFUS VIF APPRECIATION PORTFOLIO -- seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. The Portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

DREYFUS VIF QUALITY BOND PORTFOLIO -- seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests at least 80% of net assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations ("CMOs") and asset-backed securities, that, when purchased, are rated A or better or are the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.:

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -- seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EVERGREEN VARIABLE ANNUITY TRUST:

EVERGREEN VA EQUITY INDEX FUND -- seeks investment results that achieve price and yield performance similar to the Standard and Poor's 500 Composite Stock Price Index. The Fund invests substantially all of its total assets in equity securities that represent a composite of the S&P 500 Index.

EVERGREEN VA FOUNDATION FUND -- seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests in a combination of equity and debt securities. Under normal circumstances, the Fund will invest at least 25% of the assets in debt securities and the remainder in equity securities.

EVERGREEN VA GLOBAL LEADERS FUND -- seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria.

EVERGREEN VA SMALL CAP VALUE FUND -- seeks to achieve a return consisting of current income and capital appreciation. The Fund invests in equity securities of small U.S. companies (less than $1.5 billion in market capitalization at time of purchase).

FEDERATED INSURANCE SERIES:

FEDERATED AMERICAN LEADERS FUND II -- seeks long-term growth of capital and its secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in equity securities of large capitalization companies that are in the top 25% of their industry sectors in terms of revenues, are characterized by sound management and have the ability to finance expected growth.

FEDERATED HIGH INCOME BOND FUND II -- seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Fund pursues its investment objective by investing in a diversified portfolio of high yield, lower-rated corporate bonds.

FEDERATED PRIME MONEY FUND II -- seeks to provide current income consistent with stability of principal and liquidity.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

TEMPLETON ASSET STRATEGY FUND (CLASS 2) -- seeks high total return. Under normal market conditions, the Fund invests in equity securities of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments.

TEMPLETON INTERNATIONAL SECURITIES FUND (CLASS 2) -- seeks long-term capital growth. The Fund invests primarily in stocks of companies located outside the United States, including in emerging markets.

MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST(SM):

MFS-REGISTERED TRADEMARK- GROWTH WITH INCOME SERIES -- seeks to provide reasonable current income and long-term growth of capital and income by investing primarily in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts for those securities).

MFS-REGISTERED TRADEMARK- UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing primarily in equity and debt securities of domestic and foreign companies in the utilities industry.

OPPENHEIMER VARIABLE ACCOUNT FUNDS:

OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA -- seeks high total return, which includes growth in the value of its shares as well as current income, from equity and debt securities.

OPPENHEIMER SMALL CAP GROWTH FUND/VA -- seeks capital appreciation.

OPPENHEIMER STRATEGIC BOND FUND/VA -- seeks a high level of current income.

                                     * * *

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS. THE INVESTMENT ADVISER OR SUB-ADVISER OF AN UNDERLYING FUND MAY MANAGE OTHER MUTUAL FUNDS THAT HAVE SIMILAR NAMES, GOALS, AND/OR STRATEGIES AS THOSE OF AN UNDERLYING FUND. DESPITE THESE SIMILARITIES, THERE MAY BE DIFFERENCES BETWEEN THE UNDERLYING FUND AND THE OTHER FUND MANAGED BY THE SAME ADVISER, WHICH COULD RESULT IN DIFFERENCES IN THE RISKS AND RETURNS OF THE TWO FUNDS. NO REPRESENTATION IS MADE THAT ANY UNDERLYING FUND IS SIMILAR TO OR DIFFERENT FROM OTHER FUNDS MANAGED BY THE SAME ADVISER. FOR INFORMATION ON AN UNDERLYING FUND, CONSULT ITS PROSPECTUS.

If there is a material change in the investment objective of a Fund, you will be notified of the change. If a portion of your Variable Income Option is allocated to that Fund, you may transfer this amount without charge to another Fund. We must receive your written request within 60 days of the latest of the:

    - effective date of the change in the investment objective or

    - receipt of the notice of your right to transfer.

                            PERFORMANCE INFORMATION

In order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45% and the Underlying Fund charges which would be assessed if the investment were completely withdrawn at the end of the specified period.

The performance for the periods that the Underlying Funds have been in existence is calculated in exactly the same manner as that for the periods that the Sub-Accounts have been in existence; however, the period of time is based on the Underlying Fund's lifetime, which predates the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.

At times, we may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                          DESCRIPTION OF THE CONTRACT

Subject to certain restrictions discussed below, you have the right:

    - to select the annuity benefit option under which annuity payments are to be made;

    - to determine whether those payments are to be made on a fixed basis (the Fixed Income Option), a variable basis (the Variable Income Option), or a combination fixed and variable basis;

    - to allocate any portion of the Net Payment to the Variable Income Option. If so, you must choose:

       - how to allocate the Net Payment;

       - a Change Frequency (you may select the first date your annuity payment will change);

       - one of the available Assumed Investment Returns ("AIR") for a Variable Income Option (see "F. Variable Annuity Payments" below for details);

       - to elect how the Beneficiary should receive annuity payments, if any;
         and

       - to receive annuity payments (or designate someone else to receive annuity payments).

A.  SINGLE PURCHASE PAYMENT


You may make a single purchase payment to buy the Contract. This payment is currently subject to a $10,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.


The Company issues the Contract when its underwriting requirements are met. These requirements include receipt of the payment and allocation instructions by the Company at its Principal Office. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts.

Payments are to be made payable to the Company. The Net Payment is credited to the Contract and allocated as requested as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the single purchase payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements.

B.  RIGHT TO CANCEL

If you return the Contract to the Company within 90 days of receipt, the Contract will be cancelled.

If you purchase a Contract intended to qualify as an IRA or if you purchase the Contract in a state that requires a full refund, you may cancel the Contract and receive a refund as specified below.

Refund Within Ten Days of Receipt. If you return the Contract within ten days (or longer if required by law) after you have received it, we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken.

Refund after Ten Days but Within Ninety Days. If you return the Contract after ten days but within ninety days after the Issue Date, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date.

If you purchase a Contract that is not intended to qualify as an IRA or if you purchase the Contract in a state that does not require a full refund, you may cancel the Contract at any time within 90 days after receipt of the Contract and receive a refund. If you return the Contract, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to cancel the contract, you must mail or deliver the Contract to the agent through whom it was purchased, to our Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agent of the Company. Mailing or delivery must occur within ten or ninety days, as applicable, after receipt of the Contract for cancellation to be effective. We ordinarily will send you a refund within seven days.

C.  ELECTING THE ANNUITY INCOME DATE

Annuity payments under the Contract will begin on the Annuity Income Date. You select the Annuity Income Date at the time of issue. The Annuity Income Date must be within twelve months of the Contract's Issue Date. You may not select the 29th, 30th or 31st day of the month for the Annuity Income Date.

The Internal Revenue Code (the "Code") and/or the terms of qualified plans may impose limitations on the age at which annuity payments may commence and the type of annuity benefit option that may be elected. You should carefully review the Annuity Income Date and the annuity benefit options with your tax advisor. See also FEDERAL TAX CONSIDERATIONS for further information.

D.  CHOOSING AN INCOME OPTION

You may choose a Fixed Income Option, a Variable Income Option or a combination of Fixed and Variable.

If you select a Fixed Income Option, each monthly annuity payment will be equal to the first (unless a withdrawal is made or as a result of the death of the first Joint Annuitant). Any portion of the Net Payment allocated to the Fixed Income Option will become part of our General Account.

If you select a Variable Income Option, you will receive monthly annuity payments based on the value of the Annuity Units in the chosen Sub-Account(s). Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of annuity payments will vary. Under this Contract, you may choose the frequency with which you want annuity payments to vary (the Change Frequency), which may be monthly, quarterly, semi-annually, or annually. The Change Frequency is the frequency that changes due to the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity payment. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

The amount of your annuity payment will change for the first time one Change Frequency Cycle after the Issue Date. (For example, if a quarterly Change Frequency is chosen, your annuity payments will change for the first time three months after the Annuity Income Date.) However, if you would like the amount of the payment to change sooner, you can indicate the desired month.

The income option selected must result in an initial payment of at least $100 (a lower amount may be required in certain jurisdictions.) We reserve the right to increase this minimum amount. If the income option selected does not produce an initial payment which meets this minimum, a single payment may be made.

E.  DESCRIPTION OF ANNUITY BENEFIT OPTIONS

The Company currently provides the following annuity benefit options:

LIFE ANNUITY OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity payment due prior to the Annuitant's death.

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments will continue to you or the Beneficiary (whichever is applicable) for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option.

LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments guaranteed for a specified number of years and continuing during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

LIFE ANNUITY WITH CASH BACK OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. At the Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. At the surviving Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTION

Monthly annuity payments for a chosen number of years ranging from five to thirty, or any other period certain option currently offered by the Company, are available. The Payment for a Certain Number of Years option does not involve a life contingency. In the computation of the annuity payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

F.  VARIABLE ANNUITY PAYMENTS

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result of dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.20% on an annual basis of the daily value of the Sub-Account's assets.

THE ANNUITY UNIT AND ANNUITY UNIT VALUE. The Annuity Unit is a measure used to value the monthly annuity payments under a Variable Income Option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

    (1) a discount factor equivalent to the Assumed Investment Return ("AIR") and

    (2) the Net Investment Factor of the Sub-Account funding the annuity payments for the applicable Valuation Period.

Subject to the chosen Change Frequency, annuity payments will increase if the annualized Net Investment Factor during that period is greater than the AIR and will decrease if it is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5%, or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF FIRST ANNUITY PAYMENT. The amount of the first periodic variable annuity payment depends on the:

    - annuity benefit option chosen;

    - length of the annuity benefit option elected;

    - age of the Annuitant;

    - gender of the Annuitant (if applicable, see "M. NORRIS Decision):

    - value of the amount applied under the annuity benefit option;

    - applicable annuity benefit option rates based on the Annuity 2000 Mortality Table; and

    - AIR selected.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. We have Variable Income Option Rates that determine the dollar amount of the first monthly payment under each Variable Income Option for each $1,000 of Net Payment. We calculate this amount assuming there is no change in the Annuity Unit Value. We then divide the amount of the first annuity payment attributable to a particular Sub-Account by the Annuity Unit Value of that Sub-Account to determine the number of Annuity Units credited to your Contract. This number of Annuity Units remains fixed under all annuity benefit options, except Joint and Survivor annuity benefit options that reduce the number of Annuity Units upon the first death. However, the number of variable annuity units under any annuity benefit option could change if transfers or withdrawals are made.

DOLLAR AMOUNT OF FIRST VARIABLE ANNUITY PAYMENT. The dollar amount of the first variable annuity payment will equal the number of Annuity Units of each Sub-Account multiplied by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. The dollar amount of subsequent variable annuity payments will vary with the Annuity Unit Value of the selected Sub-Account(s) on certain dates. The dollar amount of variable annuity payments remains level until the Date of First Change and within each Change Frequency cycle. On the Date of First Change and as of the start of each Change Frequency cycle, the dollar amount of the variable annuity payment is determined by multiplying the number of Annuity Units of each Sub-Account by the Annuity Unit Value of that Sub-Account on the applicable Valuation Date.

For an illustration of the calculation of a variable annuity payment using a hypothetical example, see "Annuity Payments" in the SAI.

PAYMENT OF ANNUITY PAYMENTS. You will receive the annuity payments unless you request in writing that payments be made to another person, persons, or entity. If you (or, if there are Joint Owners, the surviving Joint Owner) die on or after the Annuity Income Date, the Beneficiary will become the Owner of the Contract. Any remaining guaranteed annuity payments will continue to the Beneficiary in accordance with the terms of the annuity benefit option selected. If there are Joint Owners on or after the Annuity Income Date, upon the first Owner's death, any remaining guaranteed annuity payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit option selected.

If the Annuitant dies on or after the Annuity Income Date, but before all guaranteed annuity payments have been made, any remaining guaranteed payments will continue to be paid to you or the payee you have designated. Upon the death of the Owner, the Beneficiary will become the Owner. The Beneficiary may elect to receive in a single sum the Present Value of any remaining guaranteed annuity payments. For discussion of Present Value calculation, see "Calculation of Present Value" below.

G.  TRANSFERS OF ANNUITY UNITS

You may transfer among the available Sub-Accounts upon written or telephone request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. A properly completed authorization form must be on file before telephone requests will be honored. See "K. Telephone Authorization" under DESCRIPTION OF THE CONTRACT for more information. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Unit Value next computed after receipt of the transfer request.

Currently, we do not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, we reserve the right to assess a charge, guaranteed never to exceed $25, to reimburse us for the expense of processing transfers. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

Any transfer made because of a material change in the investment objective of a Sub-Account will not count towards the 12 free transfers, nor will we charge you a transfer fee. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts. However, we reserve the right to establish and impose reasonable rules restricting transfers. All transfers are subject to our consent.

AUTOMATIC ACCOUNT REBALANCING. You may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with your specified percentage allocations. Each rebalancing will result in a change in the number of Annuity Units. As frequently as you elect, we will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until we receive and record your request to terminate.

H.  WITHDRAWALS

WITHDRAWALS AFTER THE ANNUITY INCOME DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT WITH YOUR TAX ADVISOR AND SEE FEDERAL TAX CONSIDERATION, "C. TAX ON WITHDRAWALS."

You have the right, based on the annuity benefit option selected, to make withdrawals. Withdrawals may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant, or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. Two withdrawal options may be available to you: a Payment Withdrawal Amount option or a Present Value Withdrawal option.

The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount. The minimum amount of a withdrawal is $100. Any withdrawal is normally payable within seven days following our receipt of the withdrawal request.

The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option).

-   WITHDRAWALS UNDER LIFE ANNUITY OPTIONS

    The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

- WITHDRAWALS UNDER LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OR LIFE ANNUITY WITH CASH BACK OPTIONS

    The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

    The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining GUARANTEED annuity payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE. (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity payments. In year seven, the Owner withdraws 20% of the then present value of the remaining guaranteed annuity payments. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75%-35%) of the present value of any remaining guaranteed annuity payments.)

    Under a Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed annuity payments have been made, the number of Annuity Units or dollar amount applied to future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

-   WITHDRAWALS UNDER PAYMENT FOR CERTAIN NUMBER OF YEARS OPTIONS

    The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity payments. Withdrawal of 100% of the present value of the guaranteed annuity payments will result in termination of the Contract.

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity payments or remaining guaranteed annuity payments, respectively, and proportionately reduces the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option) applied to future annuity payments. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments. See "Calculation of Proportionate Reduction," below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity payment or the dollar amount applied to each future fixed annuity payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future guaranteed variable annuity payment or the dollar amount applied to each future guaranteed fixed annuity payment. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

    - PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life Annuity, Life Annuity with Payment for a Certain Number of Years, or Life Annuity with Cash Back options. The Owner may make one Payment Withdrawal in each calendar year.

      Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                          Amount of the variable withdrawal

                    ---------------------------------------------
                   Present value of all remaining variable annuity
                    payments immediately prior to the withdrawal

      Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

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
      Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining fixed annuity payments.

      If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

    - PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back options (the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity payments) and under Payment for a Certain Number of Years options (the Owner may make multiple Present Value Withdrawals in each calendar year).

      Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                          Amount of the variable withdrawal

               -------------------------------------------------------
               Present value of remaining guaranteed variable annuity
                    payments immediately prior to the withdrawal

      Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity payments.

      Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity payments with respect to the guaranteed payments. Under a fixed income option, the proportionate reduction will result in lower fixed annuity payments with respect to the guaranteed payments. However, under a Life Annuity with Payments for a Certain Number of Years option or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed number of annuity payments has been made, the number of Annuity Units or dollar amount of future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place.

      If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity payments is calculated based an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable income option) or the interest rate (for a fixed income option) that was used at the time of annuitization to determine the annuity payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by one of the following charges ("Withdrawal Adjustment Charge"):

    - 15 or more years of annuity payments being valued --                 1.00%

    - 10-14 years of annuity payments being valued --                      1.50%

    - Less than 10 years of annuity payments being valued --               2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

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
For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of the withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Payment for a Certain Number of Years or Life Annuity with Cash Back option):

    - For a Payment Withdrawal, the present value calculation (including any applicable adjustments to the discount rate) affects the proportionate reduction of the remaining number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option), applied to each future annuity payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity payment. This will result in lower future annuity payments, all other things being equal.

    - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity payment. This will result in lower future annuity payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX A -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

I.  DEATH BENEFIT

DEATH OF AN OWNER OR AN ANNUITANT BEFORE THE ANNUITY INCOME DATE. If an Owner or an Annuitant dies before the Annuity Income Date, we will pay a death benefit equal to the Contract Value determined as of the Valuation Date on which we receive due proof of death. The death benefit will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, we will pay the death benefit to the Beneficiary.

PAYMENT OF THE DEATH BENEFIT. Unless you have specified otherwise, the death benefit generally will be paid in one lump sum after receipt at the Principal Office of due proof of death. Instead of payment in one lump sum, the person entitled to the death benefit may, by written request, elect to receive a life annuity or an annuity for a certain number of years not extending beyond such person's life expectancy with annuity payments beginning no later than one year from the date of death.

THE SPOUSE OF THE DECEASED OWNER AS BENEFICIARY. The deceased Owner's spouse, if named as the sole Beneficiary, may by written request continue the Contract in lieu of receiving the death benefit upon the death of the Owner. Upon such election, the spouse becomes the Owner and Annuitant. As of the date of such election, annuity payments will be adjusted to reflect any change of Annuitant and Annuity Income Date. The new Annuity Income Date must be within twelve months of the Issue Date. Any subsequent spouse of the new Owner, if named as the Beneficiary, may not continue this Contract.

DEATH OF THE OWNER OR THE ANNUITANT AFTER THE ANNUITY INCOME DATE. If the Owner or the Annuitant dies after the Annuity Income Date, we will pay the remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. Any remaining annuity payments will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, then the Beneficiary will receive the payments and become the Owner of the Contract. The Beneficiary may elect to receive the Present Value of any remaining payments in one lump sum.

J.  GENERAL RESTRICTIONS ON PAYMENTS

For purposes of making annuity payments or payment of other benefits based on the value of a Sub-Account, the value of an Annuity Unit is determined as of the end of a Valuation Date, which is currently 4:00 p.m., Eastern time. Withdrawals, transfers, or payment of a death benefit from amounts under a Variable Income Option are usually paid within seven days of a request in proper form or, in the case of a death benefit, after we have received all necessary documentation. We reserve the right to defer withdrawals or transfers of amounts allocated to the Company's General Account for a period not to exceed six months. Deferred amounts will receive interest during the deferral period at a rate of at least 3%.

We reserve the right to defer payment on withdrawals, transfers, or payment of a death benefit from amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

    - the SEC has by order permitted such suspension; or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a Sub-Account is not reasonably practicable.

K.  TELEPHONE AUTHORIZATION

In order for the Owner to be able to initiate transactions over the telephone, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

L.  ASSIGNMENT

The Contract may not be assigned.

M.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

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
                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. We assess a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks we have assumed. The mortality risk arises from our guarantee that we will make annuity payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity benefit option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted for any annuity benefit option selected on all Contracts, including those that do not involve a life contingency, even though we do not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from our guarantee that the charges we make will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, we will absorb the losses. To the extent this charge results in a profit to us, such profit will be available for use by us for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased.

ADMINISTRATIVE EXPENSE CHARGE. We assess each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The daily Administrative Expense Charge is assessed to help defray administrative expenses incurred in the administration of the Sub-Account.

Deductions for the Administrative Expense Charge are designed to reimburse us for the cost of administration and related expenses. The administrative functions and expense assumed by us in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

EXPENSES OF THE UNDERLYING FUNDS. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. These fees and expenses may vary each year. They are not fixed or specified under the terms of the Contract, and they are not the responsibility of the Company. The prospectuses and SAI's of the Underlying Funds contain additional information concerning expenses of the Underlying Funds.

B.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. We assess a charge for state and municipal premium taxes, when applicable, and deduct the amount paid as a premium tax charge. Our current practice is to deduct the premium tax charge when the Single Purchase Payment is received.

C.  TRANSFER CHARGE

We currently do not charge for processing transfers. We guarantee that the first 12 transfers in a Contract year will be free of transfer charge, but reserve the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse us for the expense of processing transfers. For more information, see "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

D.  WITHDRAWAL ADJUSTMENT CHARGE

After the Issue Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity payments or future guaranteed annuity payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity payments is increased by one of the following adjustments:

    15 or more years of annuity payments being valued --                   1.00%

    10-14 years of annuity payments being valued --                        1.50%

    Less than 10 years of annuity payments being valued --                 2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate).

For more information see "H. Withdrawals," under DESCRIPTION OF THE CONTRACT.

                           FEDERAL TAX CONSIDERATIONS

The following is a general discussion of the federal income tax consequences of investing in this Contract. It is based upon the Company's understanding of current U.S. federal tax laws and does not address any state or local tax issues. THE DISCUSSION IS NOT INTENDED TO BE COMPLETE, NOR IS IT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES, INCLUDING ANY POSSIBLE APPLICATION OF SPECIAL RULES NOT DISCUSSED HERE.

The Company intends to assess a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

A.  ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs and for providing a series of periodic payments for life or a fixed number of years. Congress has provided special rules in the Internal Revenue Code ("Code") for how you will be taxed on these periodic payments. There are also special rules for withdrawals from an annuity that are not in the form of periodic payments. The rules may apply differently to Qualified Contracts (a retirement plan which meets the requirements of Code Sections 401, 403, 408 or 408A) and to Non-Qualified Contracts.

As the Contract Owner, you may be taxed when a distribution occurs, either as an annuity payment or as a withdrawal.

B.  TAX ON ANNUITY PAYMENTS

When amounts are received as annuity payments, a portion of each annuity payment is treated as a partial return of your single purchase payment and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your single purchase payment are fully includible in income.

The Code imposes a penalty tax of 10% of the amount includible in income upon certain distributions from annuity contracts occurring before the owner reaches age 59 1/2. One of the exceptions from this penalty applies to amounts received as annuity payments under an immediate annuity. To qualify as an immediate annuity, a contract must, among other things, provide for a series of substantially equal periodic payments during the annuity period, and must have an annuity starting date (that is, the Annuity Income Date) that is no later than one year from the contract's issue date. We believe that the Contract should be treated as an immediate annuity, so there should be no penalty applicable to amounts paid as annuity payments, regardless of the age of the Contract Owner.

C.  TAX ON WITHDRAWALS

WITHDRAWALS BEFORE THE ANNUITY INCOME DATE. When you make a withdrawal, the amount you receive will not be divided into taxable and non-taxable portions in the same way as an annuity payment. Withdrawals will be includible to the extent of the earnings in your Contract. These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2; (2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code). All Non-

Qualified contracts issued by the Company to you during the same calendar year will be aggregated to determine the taxable amount of any withdrawal.

WITHDRAWALS AFTER THE ANNUITY INCOME DATE. The Code does not specifically address refunds or withdrawals from immediate annuity contracts. The Internal Revenue Service ("IRS") has issued one private letter ruling concluding that the right to make these withdrawals does not prevent an annuity contract from qualifying as an immediate annuity. However, the ruling does not clearly state the effect of an actual withdrawal on the tax treatment of annuity payments made before and after the withdrawal. If, as a result of a withdrawal, distributions from a Contract after the annuity starting date were not substantially equal, there is a risk that the Contract could fail to qualify as an immediate annuity. In that case, the portion includible in income of each annuity payment received prior to your attaining age 59 1/2 would be subject to a 10% penalty tax (unless another exception to the penalty tax is applied). While we currently believe that a withdrawal will not adversely affect the favorable tax treatment of annuity payments received before or after the withdrawal and we intend to perform our tax reporting functions accordingly, there can be no assurance that the IRS will not take a contrary position. You should obtain competent tax advice prior to making a withdrawal from your Contract.

It is possible that the IRS will take the view that when withdrawals are taken after the Annuity Income Date, all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current annuity value.

For example, assume that a Contract Owner with a Contract Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 after the Annuity Income Date. Under this view, the Contract Owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, additional tax penalties may also apply.

These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2;
(2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code).

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISORS PRIOR TO MAKING ANY WITHDRAWALS.

D.  EXCHANGES

You may exchange another annuity contract to acquire a Contract. For tax purposes, the contract Issue Date will be the purchase date of the annuity contract you exchange. Accordingly, in order for your Contract to qualify as an immediate annuity, your Annuity Income Date must be no later than one year after the purchase date of the contract you are exchanging.

If you exchange your Contract in exchange for another annuity contract with the same Annuitant and Owner, the exchange will generally be treated as a tax-free exchange. An exchange for a contract with a different Annuitant or Owner would generally be treated as a taxable exchange.

E.  TAX WITHHOLDING

The Company is required to withhold taxes from any payment made from Non-Qualified and Qualified Contracts, including IRAs, unless you direct otherwise. You may not direct the Company to refrain from withholding taxes on certain distributions from a Qualified Contract that is part of a retirement plan under

Code Section 401 or 403. In addition, the Company is required to report distributions from both Qualified and Non-Qualified Contracts to the IRS.

F.  DIVERSIFICATION AND CONTROL OF UNDERLYING ASSETS

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. The Underlying Funds have committed to us that they will comply with these requirements.

In addition, Treasury regulations provide that a contract may not be treated as an annuity contract for tax purposes if the contract owner has control over the assets underlying the contract. The IRS has not yet issued guidance on whether the degree of control you exercise over the underlying investments could cause you to be considered the owner of the Fund shares. If you, rather than the Company, were considered the owner of the Fund shares, your Contract would not be treated as an annuity. We believe that we will be the owner of the Fund shares for tax purposes; however, future IRS guidance may affect this conclusion and may have retroactive effect. This may affect whether the Underlying Funds will be able to continue to operate as described in the Funds' prospectus. Moreover, we reserve the right, but have no obligation, to modify the Contracts as we deem necessary or appropriate to ensure that the Contracts continue to qualify as annuities for tax purposes.

                             STATEMENTS AND REPORTS

You are sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, we will furnish a statement to you containing information about your Contract, including information as required by applicable law, rules and regulations. We will also send a confirmation statement to you each time a transaction is made. (Certain transactions made under recurring payment plans such as Automatic Account Rebalancing may in the future be confirmed quarterly rather than by immediate confirmations.) You should review the information in all statements carefully. All errors or corrections must be reported to us immediately to assure proper crediting to the Contract. We will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless you notify the Principal Office in writing within 30 days after receipt of the statement.

                                     LOANS

Loans will not be permitted under this contract.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of our separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;
(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company or other investment medium for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if we determine that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account; (5) to change the methodology for determining the Net Investment Factor; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to you in accordance with the 1940 Act.

We also reserve the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis which we will determine.

Shares of the Underlying Funds also are issued to the separate accounts of the Company and our affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither we nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, we and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

If any of these substitutions or changes is made, we may endorse the Contracts to reflect the substitution or change, and will notify you of all such changes. If we deem it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or our other separate accounts.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give you the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

We will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from you. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to us. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. We also will vote shares in a Sub-Account that we own and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result we determine that we are permitted to vote shares in our own right, whether or not such shares are attributable to the Contract, we reserve the right to do so.

The number of votes that you may cast will be determined by us as of the record date established by the Underlying Fund. The number of Underlying Fund shares will be determined by dividing the reserve held in each Sub-Account for the Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contract. Allmerica
Investments, Inc. is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities
Dealers, Inc. ("NASD"). First Union Securities, Inc. acts as the distributor and wholesaler of the Contract. First Union Securities, Inc. is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD").

We pay commissions, not to exceed 7.00% of payments, to broker-dealers who sell the Contract. Additional compensation not to exceed 1.50% of the Single Purchase Payment may be available when the Contract is sold in connection with certain estate planning programs. To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company, Allmerica Investments, Inc, and First Union Securities, Inc. have sales agreements with various broker-dealers and banks under which the Contract will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees must also be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

We intend to recoup commissions and other sales expenses through anticipated profits from our General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to you or to the Variable Account. You may direct any inquiries to your financial representative or to Annuity Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-723-6550.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
         EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

Assume in the examples below that a 64 year old male purchases a contract and selects a variable annuity payout option of Single Life Annuity with Payments Guaranteed for 10 Years, annuity payments begin in 12 months, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the net single payment purchases 1,370 Annuity Units. The following examples assume the Annuity Unit Value is 1.000000 on the date payments begin and a net return of 8% (gross return of 9.45%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fourth contract year (the third year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of Future Guaranteed Annuity Payments = $119,961.92

       Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (89,971.44/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Guaranteed Annuity Payments = $65,849.08

       Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (49,386.81/65,849.08)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

       Last Monthly Annuity Payment = $1,436.50
       Withdrawal Amount = $14,365.00 (10 X 1,436.50)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of Future Annuity Payments = $234,482.77

       Annuity Units after withdrawal = 1,286.07 (1,370 X (1 -
       (14,365.00/234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Last Monthly Annuity Payment = $1,820.71
       Withdrawal Amount = $18,207.10 (10 X 1,820.71)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Annuity Payments = $268,826.18

       Annuity Units after withdrawal = 1,272.71 (1,370 X (1 -
       (18,207.10/268,826.18)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of future Guaranteed Annuity Payments = $119,961.92

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,255.80 (1,370 X (1 -
       (10,000/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of future Annuity Payments = $234,482.77

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,311.57 (1,370 X (1 -
       (10,000/$234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.